UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 9, 2004

CVS CORPORATION
(Exact name of registrant
as specified in its charter)

	DELAWARE
	(State or Other Jurisdiction of Incorporation)

001-01011		050494040
(Commission File Number)		(I.R.S. Employer Identification No.)

One CVS Drive
Woonsocket, Rhode Island		02895
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

     On September 9, 2004, CVS Corporation announced the pricing of $1.2 billion private placement of unsecured 5 & 10-year senior notes . A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Exhibits

Exhibit 99.1	Press Release Dated September 9, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CORPORATION

Date:	September 9, 2004	By:	/s/ David B. Rickard

			Name:	David B. Rickard
			Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer